Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies
Commitments and Contingencies

15. Commitments and Contingencies

Lease obligations

The Company leases approximately 43,000 square feet of office space in Austin, TX under an operating lease arrangement. We also lease approximately 5,500 square feet of office space in Oklahoma City, Oklahoma. Future minimum payments for all noncancellable operating leases extending beyond one year at December 31, 2016 are as follows:

(in thousands of dollars)
Years Ending December 31,
2017	$1,054
2018	1,118
2019	1,125
2020	375
2021	—
Thereafter	—
$3,672

Rent expense under operating leases was $1.6 million, $1.6 million, and $0.9 million for the years ended December 31, 2016, 2015, and 2014, respectively.

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of its business. When applicable, we record accruals for contingencies when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. While the outcome of lawsuits and other proceedings against us cannot be predicted with certainty, in the opinion of management, individually or in the aggregate, no such lawsuits are expected to have a material effect on our financial position, results of operations, or liquidity.

In an action filed on June 12, 2015 in the 31st District Court of Hemphill County, Texas, Donna Kim Flowers and Mitchell Kirk Flowers v. Jones Energy, LLC f/k/a Jones Energy Limited, LLC f/k/a Jones Energy, Ltd. (Case No. 7225), the Company was sued by Donna Kim Flowers and Mitchell Kirk Flowers (the “plaintiffs”). The plaintiffs own surface rights to property located in Hemphill County, Texas. The mineral rights are leased to third parties, and the Company is the operator of the Oil and Gas Mineral Lease. On May 28, 2010, the plaintiffs and the Company entered into a Surface Use Agreement concerning the Company’s fracking operations on the property, which require the Company to minimize disruption and damage to the plaintiffs’ surface rights. The plaintiffs allege that the Company is in breach of such contract, and seek monetary damages. In June 2016, the Company presented a settlement offer to the plaintiffs. As a result of this settlement offer, the Company has accrued $1.5 million related to its estimated obligation under this settlement offer. This accrual was included in accrued liabilities on the Company’s Consolidated Balance Sheet as of December 31, 2016, and the charge was recorded as general and administrative expense on the Company’s Consolidated Statement of Operations for the year ended December 31, 2016. However, no certainty exists that a settlement will be reached or if so, the amount of any such settlement. Therefore, the ultimate loss could be greater or less than the amount accrued. In the event the plaintiffs and the Company are not able to reach a settlement, a court date is anticipated to occur during the third quarter of 2017.